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                                                                   Exhibit 15.1

                         INDEPENDENT AUDITORS' CONSENT


Easco, Inc.

We consent to the incorporation by reference in Registration Statement No. 33-098600 on Form S-8 of our report dated February 18, 1997, incorporated by reference in this Annual Report on Form 10-K of Easco, Inc. and Subsidiaries for the year ended December 31, 1996.




Deloitte & Touche LLP
Cleveland, Ohio
March 27, 1997